                                                                   Exhibit 10.6
                                                                   ------------























             STRUCTURED EQUITY LINE FLEXIBLE FINANCING\(SM)\ AGREEMENT

                                    Between

                         CRIPPLE CREEK SECURITIES, LLC

                                      And

                            GRC INTERNATIONAL, INC.

                          Dated as of January 21, 1997

     STRUCTURED EQUITY LINE FLEXIBLE FINANCING\(SM)\ AGREEMENT dated as of January 21, 1997 (the "Agreement"), between Cripple Creek Securities, LLC (the "Investor"), a limited liability company organized and existing under the laws of the State of Delaware, and GRC International, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company").

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue to the Investor, and the Investor shall purchase from the Company, from time to time as provided herein, the Company's Common Stock, par value $.10 per share (the "Common Stock"), for a maximum aggregate Purchase Price of $18,000,000 (the "Maximum Offering Amount"); and

     WHEREAS, such investments will be made in reliance upon the provisions of
Section 4(2) promulgated by the Securities and Exchange Commission ("SEC") under the United States Securities Act of 1933, as amended (the "Securities Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in Common Stock to be made hereunder.

     NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                              Certain Definitions
                              -------------------

     Section 1.1  Additional Investment Amount".  See Section 2.1(b)(iv).
                  -----------------------------

     Section 1.2  "Additional Purchase Date" shall mean, with respect to any
                   ------------------------
Investment Period for which the Company has delivered to the Investor an Additional Purchase Notice, any Trading Day during such Investment Period on which the Investor notifies the Company by delivery of an Investor Notice of its election to purchase all or a portion of the Additional Investment Amount in respect of such Investment Period.

     Section 1.3  "Additional Purchase Notice".  See Section 2.1(b)(iv).
                   ---------------------------

     Section 1.4  "Additional Warrant".  See Section 2.7(b)(ii).
                   -------------------

     Section 1.5  "Additional Warrant Registration Statement".  See Section
                   ------------------------------------------
3.2(a).

     Section 1.6  "Cancellation Notice" shall mean a notice delivered by the
                   -------------------
Company in its sole and absolute discretion to the Investor with respect to an Investment Period notifying the Investor that it is not required to purchase the Minimum Investment Amount and/or any Additional Investment Amount for such Investment Period.

     Section 1.7   "Closing" shall mean the consummation of each purchase and
                    -------
sale of Common Stock pursuant to Section 2.1.

     Section 1.8  "Closing Date" shall mean, with respect to each purchase and
                   ------------
sale of Common Stock pursuant to this Agreement, the third Trading Day following Investor's notice to the Company of its election to purchase Common Stock from the Company (as extended pursuant to Section 3.2(i)) provided all conditions to the Closing have been satisfied.

     Section 1.9  "Commitment Period" shall mean the period commencing on the
                   -----------------
date the Registration Statement is declared effective and expiring on the earliest to occur of (a) the election by the Company to terminate the Investor's obligation to purchase Common Stock pursuant to Section 10.4 herein, (b) the date on which the Investor shall have purchased Common Stock pursuant to this Agreement for an aggregate Purchase Price of $18,000,000 or such lesser maximum purchase amount as determined pursuant to Section 2.2(d), (c) the date this Agreement is terminated pursuant to Section 2.6 or (d) the date occurring forty-two (42) months (subject to extension as provided by Section 2.2(b)) from the date of commencement of such period.

     Section 1.10   "Common Stock".  See introductory paragraphs.
                     -------------

     Section 1.11  "Condition Satisfaction Date".  See Section 3.2.

     Section 1.12  "Effective Date" shall mean January 30, 1997.
                    --------------

     Section 1.13  "Equity Offering" shall mean the issuance or sale by the
                    ---------------
Company (a) in a registered public offering or (b) in a transaction exempt from or not subject to the registration requirements of the Securities Act of any shares of Common Stock or securities which are convertible into or exchangeable for its Common Stock or any warrants, options or other rights to subscribe for or purchase its Common Stock or any such convertible or exchangeable securities (other than securities issued or issuable under the Company's present or future employee, officer, director or consultant stock or option or similar equity-based compensation plans (collectively, the "Compensation Plans")), upon the conversion or exchange of convertible or exchangeable securities or upon the exercise of warrants (excluding the Warrant and the Additional Warrant), or other rights, or upon the issuance of any shares of Common Stock issued upon exercise of options, conversion or exchange of convertible or exchangeable securities, warrants or other rights outstanding on the date of execution and delivery of this Agreement (other than the Additional Warrant) and listed in the SEC Documents on file with the SEC as of the date of this Agreement (other than the Warrant and the Additional Warrant) and other than (i) shares of Common Stock which may be issued upon exercise of options granted under the Compensation Plans, (ii) shares of Common Stock which may be issued upon exercise of the Warrant and the Additional Warrant, (iii) shares of Common Stock or securities which are convertible into or exchangeable for Common Stock or any warrants, options or other rights to subscribe for or purchase Common Stock or any such convertible or exchangeable securities issued in strategic corporate partnering transactions, and (iv) shares of Common Stock which may be issued upon conversion of convertible debentures issued on the date of this Agreement (and exercise of warrants issued in connection therewith).

     Section 1.14  "Exchange Act" means the Securities Exchange Act of 1934, as
                    ------------
amended.

     Section 1.15  "Floor Price".  See Section 2.2(b).
                    ------------

     Section 1.16  "Investment Amount" shall mean the amount invested by the
                    -----------------
Investor with respect to any Optional Purchase Date as notified by the Investor to the Company in accordance with Section 2.5(a) hereof, and with respect to any Mandatory Purchase Date,

Additional Purchase Date or Investor Incremental Purchase Date, as the case may be, as notified by the Investor to the Company in accordance with Sections 2.5(b), (c) and (d), respectively, which Investment Amount shall be at least $100,000 and shall be in increments of $50,000 in excess thereof.

     Section 1.17  "Investment Period" shall mean each three-month period
                    -----------------
(subject to extension as provided by Section 2.2(b)) commencing on (a) in the case of the first Investment Period, the first Trading Day subsequent to the expiration of the Optional Purchase Period and (b) in the case of subsequent Investment Periods, commencing on the Trading Day subsequent to the expiration of the immediately preceding Investment Period.

     Section 1.18  "Investor Incremental Purchase".  See Section 2.1(b)(iii).
                    ------------------------------

     Section 1.19  "Investor Incremental Purchase Date" shall mean any Trading
                    ----------------------------------
Day during each Investment Period with respect to which a Mandatory Purchase Notice has been given that the Investor in its sole discretion elects by delivery of an Investor Incremental Purchase Notice to purchase shares of Common Stock pursuant to an Investor Incremental Purchase.

     Section 1.20  "Investor Incremental Purchase Notice" shall mean a notice
                    ------------------------------------
delivered by the Investor to the Company, notifying the Company of the Investor's election to purchase Common Stock pursuant to an Investor Incremental Purchase.

     Section 1.21  "Investor Notice".  See Section 2.5(e)(i).
                    ----------------

     Section 1.22  "Mandatory Purchase Date" shall mean, with respect to any
                    -----------------------
Investment Period for which the Company has delivered a Mandatory Purchase Notice to the Investor, any Trading Day during such Investment Period on which the Investor notifies the Company by delivery of an Investor Notice of its election to purchase all or a portion of the Minimum Investment Amount in respect of such Investment Period.

     Section 1.23  "Mandatory Purchase Notice".  See Section 2.5(b)(i).
                    --------------------------

     Section 1.24  "Mandatory Purchase Period" shall mean the aggregate of all
                    -------------------------
Investment Periods during the Commitment Period.

     Section 1.25  "Material Adverse Effect" shall mean any effect on the
                    -----------------------
business, operations, properties, prospects, or financial condition of the Company and which is material and adverse to the Company or to the Company and such other entities controlled by the Company, taken as a whole and/or any condition or situation which would prohibit or otherwise interfere with the ability of the Company to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Warrant or the Additional Warrant.

     Section 1.26  "Maximum Offering Amount".  See introductory paragraphs.
                    ------------------------

     Section 1.27  "Minimum Investment Amount".  See Section 2.1(b)(ii).
                    --------------------------

     Section 1.28  "Minimum Offering Amount" shall mean the purchase of Common
                    -----------------------
Stock of the Company by the Investor for a minimum aggregate Purchase Price of $5,000,000.

     Section 1.29 "NASD" shall mean the National Association of Security Dealers, Inc.

     Section 1.30  "Optional Purchase Date" shall mean any Trading Day during
                    ----------------------
the Optional Purchase Period that the Investor in its sole discretion elects by delivery of an Optional Purchase Notice to purchase Common Stock from the Company.

     Section 1.31  "Optional Purchase Notice".  See Section 2.5(a).
                    -------------------------

     Section 1.32  "Optional Purchase Period" shall mean a period of six months
                    ------------------------
commencing on the date the Registration Statement is declared effective.

     Section 1.33  "Principal Market" shall mean the New York Stock Exchange,
                    ----------------
the American Stock Exchange, or the Nasdaq National Market, whichever is at the time the principal trading exchange or market for the Common Stock.

     Section 1.34  "Purchase Price".  See Section 2.3.
                    ---------------

     Section 1.35  "Registration Rights Agreement".  See Section 2.7(c).
                    ------------------------------

     Section 1.36  "Registration Statement".  See Section 3.2(a).
                    -----------------------

     Section 1.37  "Revolving Credit Agreement".  See Section 3.2(f).
                    ---------------------------

     Section 1.38  "Securities Act".  See introductory paragraphs.
                    ---------------

     Section 1.39  "SEC".  See introductory paragraphs.
                    ----

     Section 1.40  "SEC Documents".  See Section 5.2.
                    --------------

     Section 1.41  "Stock Price".  See Section 2.3.
                    ------------

     Section 1.42  "Trading Day" shall mean any day during which the New York
                    -----------
Stock Exchange shall be open for business and on which trading of the Common Stock on the Principal Market shall not have been suspended or limited.

     Section 1.43  "Value of Open Market Trading" with respect to any Trading
                    ----------------------------
Day shall mean the product of the reported trading volume of the Common Stock on the Principal Market (in the case that the Principal Market is the New York Stock Exchange or the American Stock Exchange, the reported trading volume of the Common Stock shall be the reported traded volume on such exchange and shall not be the composite trading volume and in the case that the Principal Market is the Nasdaq National Market, the reported trading volume shall be 50% of the amount reported) on any such day, multiplied by the weighted average trading price (by trading volume) of the Common Stock on such day (each as determined in accordance with Section 12.4 hereof); provided, however, that in the event that the Company consummates a registered public offering of Common Stock (whether primary or secondary), the Trading Day on which such transaction is consummated shall be excluded from any calculation under this Agreement based upon the Value of Open Market Trading.

     Section 1.44  "Warrant".  See Section 2.7(a).
                    --------

     Section 1.45  "Warrant Exercise Price".  See Section 2.7(a).
                    -----------------------

     Section 1.46  "Warrant Registration Statement".  See Section 3.2(a).
                    -------------------------------

     Section 1.47  "Warrant Shares".  See Section 3.2(1).
                    ---------------

                                   ARTICLE II

                       Purchase and Sale of Common Stock
                       ---------------------------------

     Section 2.1  Investments.  (a)  Subject to the terms and conditions set
                  -----------
forth herein (including, without limitation, the provisions of Article III hereof) (i) during the Optional Purchase Period the Investor may in its sole and absolute discretion from time to time direct the Company to issue to the Investor, and the Company shall be obligated to issue and sell to the Investor, shares of Common Stock at the Purchase Price determined pursuant to Section 2.3 for an aggregate Purchase Price of up to $3,000,000 and (ii) during the Mandatory Purchase Period, the Company may in its sole and absolute discretion from time to time elect to issue and sell to the Investor, and the Investor shall be obligated to purchase from the Company, on such Mandatory Purchase Date, Mandatory Purchase Dates, Additional Purchase Date or Additional Purchase Dates as the Investor shall elect, shares of Common Stock at the Purchase Price determined pursuant to Section 2.3.

                                (b)  (i)  The Investor shall have the right, but
not the obligation, at any time and from time to time during the Optional Purchase Period to purchase Common Stock from the Company for an aggregate Purchase Price of up to $3,000,000, by delivering an Optional Purchase Notice or Optional Purchase Notices to the Company provided that (A) on the date of delivery of an Optional Purchase Notice, the Stock Price shall not below the Floor Price and (B) on the Trading Day immediately preceding the date of delivery of an Optional Purchase Notice all conditions provided in this Agreement for the delivery of an Optional Purchase Notice are satisfied. Each Optional Purchase Notice shall set forth the Investment Amount with respect to the Optional Purchase Date to which it relates.

                                     (ii) Subject to the terms and conditions of
this Agreement, on or before the thirtieth (30th) day preceding the commencement of an Investment Period, the Company may deliver a Mandatory Purchase Notice to the Investor which shall require the Investor to purchase shares of Common Stock from the Company during such Investment Period for an aggregate Purchase Price of $1,500,000, subject to the limitations imposed by Section 2.2(a) (the "Minimum Investment Amount"), provided that on the date of delivery of the Mandatory Purchase Notice and on the Trading Day immediately preceding the commencement of such Investment Period all conditions provided in this Agreement for the delivery of a Mandatory Purchase Notice are satisfied. A Mandatory Purchase Notice shall be irrevocable by the Company. Upon delivery of such Mandatory Purchase Notice, the Investor shall be obligated to purchase on the Closing Date in respect of such Mandatory Purchase Date or Mandatory Purchase Dates as the Investor elects during the Investment Period to which such Mandatory Purchase Notice relates, shares of Common Stock for an aggregate Purchase Price equal to the Minimum Investment Amount. On each such Mandatory Purchase Date, the Investor shall deliver to the Company an Investor Notice which shall set forth the Investment Amount.

                                      (iii)  Subject to the terms and conditions
of this Agreement, the Investor may, but is not obligated to, during any Investment Period with respect to which a Mandatory Purchase Notice has been given, purchase shares of Common Stock from the Company at any time and from time to time in its sole and absolute discretion during such Investment Period for an aggregate Purchase Price (an "Investor Incremental Purchase"), provided that (A) the aggregate Purchase Price for all shares of Common Stock to be acquired during such Investment Period, whether pursuant to a Mandatory Purchase Notice, an Additional Purchase Notice or an Investor Incremental Purchase Notice, shall not exceed $3,000,000 and (B) the aggregate Purchase Price for all shares of Common Stock previously acquired by the Investor under this Agreement, whether pursuant to a Mandatory Purchase Notice, an Additional Purchase Notice or an Investor Incremental Purchase Notice and to be acquired during such Investment Period shall not exceed the Minimum Offering Amount unless otherwise agreed to by the Company in writing or unless the Company has elected to sell to the Investor shares of Common Stock in excess of the Minimum Offering Amount as provided below. Any Investor Incremental Purchase shall, at the Investor's option and in its sole and absolute discretion, be credited towards the Investor's Minimum Investment Amount for up to two Investment Periods for which a Mandatory Purchase Notice has been given. The Investor will notify the Company of its intent to credit all or a portion of the Investor Incremental Purchase at any time prior to the end of an Investment Period with respect to which the Investor elects to apply such credit. At such time as the Investor shall have acquired shares of Common Stock under this Agreement for an aggregate Purchase Price equal to at least the Minimum Offering Amount, the Investor shall no longer have the right to effect an Investor Incremental Purchase; provided, however, that the Investor shall continue to have the right to effect such Investor Incremental Purchase if the Company allows the Investor to do so by providing its written consent. At such time as the Company has elected to sell to the Investor shares of Common Stock in excess of the Minimum Offering Amount by delivery of a Mandatory Purchase Notice to the Investor following the sale by the Company to the Investor of shares of Common Stock for an aggregate Purchase Price of at least the Minimum Offering Amount or by otherwise advising the Investor in writing, the Investor's right to effect Investor Incremental Purchases shall be restored as provided in this Subsection 2.1(b)(iii). Each Investor Incremental Purchase Notice shall set forth the Investment Amount with respect to the Investor Incremental Purchase Date to which it relates.

                                          (iv) Subject to the terms and
conditions of this Agreement, on or before the thirtieth (30th) day immediately preceding the commencement of an Investment Period, the Company may deliver a written notice to the Investor (each such notice hereinafter referred to as an "Additional Purchase Notice") requiring the Investor to purchase shares of Common Stock from the Company (in addition to the Minimum Investment Amount) during such Investment Period for an aggregate Purchase Price of up to $1,500,000 (which must be in increments of $50,000), subject to the limitations imposed by Section 2.2(a) (the "Additional Investment Amount"), provided that
(A) the average Value of Open Market Trading for the prior twenty (20) Trading Days preceding and excluding the date of commencement of such Investment Period was at least $500,000, and (B) all conditions precedent for delivery of an Additional Purchase Notice are satisfied on the date of delivery of the Additional Purchase Notice and the Trading Day immediately preceding the commencement of such Investment Period. An Additional Purchase Notice shall be irrevocable by the Company. The Company may not deliver an Additional Purchase Notice with respect to any Investment Period unless it has also delivered a Mandatory Purchase Notice with respect to such Investment Period. Upon receipt of such Additional Purchase Notice, the Investor shall be obligated to purchase on the Closing Date in respect of such Additional Purchase Date or Additional Purchase Dates as the Investor elects during the Investment Period to which such Additional Purchase Notice relates, shares of Common Stock for an aggregate Purchase Price equal to the Additional Investment Amount. On each such Additional Purchase Date or Additional Purchase Dates, the Investor shall deliver to the Company an Investor Notice which shall set forth the Investment Amount.

                                         (c) Notwithstanding anything herein to
the contrary, the Investor shall not be required or entitled to purchase shares of Common Stock to the extent such purchase would conflict with the provisions of Subsection 3.2(1)(i) herein.

                                         (d) On the Closing Date in respect of
an Optional Purchase Date, Mandatory Purchase Date, Additional Purchase Date or Investor Incremental Purchase Date, the Company shall sell to the Investor the number of shares of Common Stock determined pursuant to Section 2.4(b); provided, however, that the Investor shall not be required to purchase from the Company shares of Common Stock pursuant to the terms of this Agreement for an aggregate Purchase Price in excess of the Maximum Offering Amount.

     Section 2.2  Limitation on Investment Amount.  (a)     Notwithstanding the
                  -------------------------------
obligation of the Investor to purchase shares of Common Stock pursuant to
Section 2.1(b)(ii) and (iv), the aggregate Investment Amount for any Investment Period (whether pursuant to a Mandatory Purchase Notice or an Additional Purchase Notice or any combination thereof) shall not exceed the lesser of (i) the amount set forth in the Mandatory Purchase Notice or Additional Purchase Notice or any combination thereof which shall not exceed $3,000,000, (ii) an amount equal to the product of (A) 8% of the average daily Value of Open Market Trading of the Common Stock on the Principal Market for each Trading Day during the Investment Period immediately preceding the Investment Period with respect to which a Mandatory Purchase Notice or an Additional Purchase Notice (or combination thereof) is given times (B) the number of Trading Days in such immediately preceding Investment Period (rounded up to the next increment of $50,000), and (iii) an amount equal to the product of (A) 8% of the average daily Value of Open Market Trading of the Common Stock on the Principal Market for each Trading Day during the Investment Period with respect to which a Mandatory Purchase Notice or an Additional Purchase Notice (or a combination thereof) was given times (B) the number of Trading Days in such Investment Period (rounded up to the next increment of $50,000). Notwithstanding the limitations imposed by clauses (ii) and (iii) of this Subsection 2.2(a) on the required investment during any Investment Period in respect of a Mandatory Purchase Notice or an Additional Purchase Notice, the Investor shall be entitled to effect an Investor Incremental Purchase during such Investment Period in accordance with 2.1(b)(iii).

                                         (b) Notwithstanding anything to the
contrary contained herein, the Investor may not acquire any shares of Common Stock during the Optional Purchase Period or any Investment Period (whether pursuant to an Optional Purchase Notice, a Mandatory Purchase Notice, Additional Purchase Notice or an Investor Incremental Purchase Notice) if the Stock Price during any of the three (3) Trading Days prior to but excluding an Optional Purchase Date, a Mandatory Purchase Date, an Additional Purchase Date or an Investor Incremental Purchase Date shall be below $4.00 per share (the "Floor Price"). The Investment Period and the Commitment Period shall be extended by 1-1/2 Trading Days (rounded up to the next full Trading Day) for each Trading Day within such

Investment Period during which Stock Price is below the Floor Price; provided, however, that if during any Investment Period during which the Investor is obligated to purchase Common Stock pursuant to a Mandatory Purchase Notice or an Additional Purchase Notice, the Stock Price shall be below the Floor Price for more than twenty (20) Trading Days, (i) the Investment Period and the Commitment Period shall be extended by thirty (30) Trading Days only, provided, however, that in no event shall the Commitment Period extend beyond forty-eight (48) months, (ii) the Investor shall not be required to purchase any shares of Common Stock during the remainder of the Vestment Period (as so extended), regardless of its obligation to purchase Common Stock at the commencement of the Investment Period and the number of shares of Common Stock actually purchased during such Investment Period, and (iii) the Investor shall have the option to purchase shares of Common Stock on any Trading Day (such purchase to constitute an Investor Incremental Purchase) within the remainder of the Investment Period provided that on such Trading Day the Stock Price shall not be below the Floor Price.

                                         (c)  The Investor shall not purchase
during any Investment Period shares of Common Stock in excess of an aggregate Purchase Price of $3,000,000 without the Company's prior written consent.

                                         (d)  If during the Mandatory Purchase
Period the Company shall deliver or shall have been deemed to deliver to the Investor more than six (6) Cancellation Notices, the Investor's obligation to purchase shares of Common Stock up to the Maximum Offering Amount shall be reduced by $1,500,000 for each subsequent Investment Period in which a Cancellation Notice is given.

     Section 2.3  Determination of Purchase Price.  The purchase price per share
                  -------------------------------
of the Company's Common Stock (the "Purchase Price") shall be 94% of the low trading price of the Common Stock on the Principal Market, during the three (3) Trading Days prior to but excluding an Optional Purchase Date, a Mandatory Purchase Date, Additional Purchase Date or Investor Incremental Purchase Date, as the case may be (the "Stock Price").

Section 2.4  (a)  Closings.  On each Closing Date (i) the Company shall deliver
                  --------
to the Investor one or more certificates representing the number of shares of Common Stock to be purchased by the Investor pursuant to Section 2.1 registered in the name of the Investor or, at the Investor's option, deposit such certificate(s) into such account or accounts previously designated by the Investor and (ii) the Investor shall deliver to the Company the amount determined pursuant to Section 2.4(b) by federal funds wire transfer or transfer of New York Clearing House funds to an account designated by the Company's Chief Executive Officer or Chief Financial Officer or such other person as either of them may designate in writing, on or before the Closing Date. In addition, on or prior to the Closing Date, each of the Company and the Investor shall deliver all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein.

          (b) Payment for the Common Stock Purchased by the Investor.  On the
              ------------------------------------------------------
Closing Date, the Investor shall pay to the Company the Investment Amount (less any amounts withheld pursuant to Section 11.2) in such funds as provided in 2.4(a), and shall receive from the Company the number of shares of Common Stock determined by dividing the Investment Amount by the Purchase Price (rounded to the nearest whole number of shares).

     Section 2.5  Mechanics of Notification.
                  --------------------------

     (a) Delivery of Optional Purchase Notice.  At any time and from time to
         ------------------------------------
time during the Optional Purchase Period, the Investor may deliver a written notice to the Company (each such notice hereinafter referred to as an "Optional Purchase Notice") setting forth the Investment Amount, subject to the limitations imposed by Sections 2.1 and 3.2(1) herein, which the Investor intends to purchase from the Company. The Investor may not deliver an Optional Purchase Notice to the Company if the conditions set forth in Section 2.1(b)(i) are not satisfied or if the events described in Section 2.6 occur, or if a dispute exists between the Investor and the Company pursuant to Section 3.3 or if the conditions set forth in Article III are not satisfied. If such Optional Purchase Notice does not comply with Section 2.1(b)(i), any of the events described in Section 2.6 occur, a dispute exists between the Investor and the Company pursuant to Section 3.3 or if the conditions set forth in Article III are not satisfied, on or after the date on which an Optional Purchase Notice is given but prior to the closing of the transaction on the Closing Date associated with such Optional Purchase Notice, such Optional Purchase Notice shall be null, void and of no further force or effect.

     (b)  Delivery of Mandatory Purchase Notice.  (i)  On or before the
          --------------------------------------
thirtieth (30th) day immediately preceding the commencement of an Investment Period, the Chief Executive Officer or the Chief Financial Officer (or such other person as designated by either in writing) of the Company may deliver a written notice to the Investor (each such notice hereinafter referred to as a "Mandatory Purchase Notice") which shall require the Investor to purchase shares of Common Stock from the Company for an aggregate Purchase Price of $1,500,000, subject to the limitations imposed by Sections 2.1 and 3.2(1) herein. The Company may not deliver a Mandatory Purchase Notice to the Investor if the conditions set forth in Section 2.1(b)(ii) are not satisfied or if the events described in Section 2.6 occur, or if a dispute exists between the Investor and the Company pursuant to Section 3.3, or if the conditions set forth in Article III are not satisfied. If the conditions set forth in Section 2.1(b)(ii) are not satisfied, any of the events described in Section 2.6 occur, a dispute exists between the Investor and the Company pursuant to Section 3.3 or if the conditions set forth in Article III are not satisfied, on or after the date on which a Mandatory Purchase Notice is given but prior to the closing of the transaction on the Closing Date associated with such Mandatory Purchase Notice, the Investor Notice relating to such Mandatory Purchase Notice shall be null, void and of no further force or effect.

     (ii) In the event the Company intends not to obligate the Investor to purchase Common Stock during an Investment Period, on or before the thirtieth
(30th) day preceding the commencement of such Investment Period, the Company shall deliver a Cancellation Notice to the Investor. Such Cancellation Notice shall be irrevocable by the Company.

     (iii) In the event the Company fails to deliver a Mandatory Purchase Notice or a Cancellation Notice pursuant to clause (b)(i) or (b)(ii) on or before the thirtieth (30th) day preceding the commencement of an Investment Period, the Company shall be deemed to have delivered a Cancellation Notice with respect to such Investment Period.

(c)  Delivery of an Additional Purchase Notice.  (i)  On or before the thirtieth
     -----------------------------------------
(30th) day immediately preceding the commencement of an Investment Period, the Chief Executive Officer or the Chief Financial Officer (or such other person as designated by either in writing) of the Company may deliver an Additional Purchase Notice to the Investor stating the Additional Investment Amount, subject to the limitations imposed by Sections 2.1 and 3.2(1) herein, which the Investor shall be required to purchase during such Investment Period (in addition to shares of Common Stock which the Investor is required to purchase pursuant to the delivery by the Company to the Investor of a Mandatory Purchase Notice). An Additional Purchase Notice may not be delivered if a Mandatory Purchase Notice is not delivered with respect to the same Investment Period. The Company may not deliver an Additional Purchase Notice to the Investor if the conditions set forth in Section 2.1(b)(iv) are not satisfied or if the events described in Section 2.6 occur, or if a dispute exists between the Investor and the Company pursuant to Section 3.3, or if the conditions set forth in Article III are not satisfied. If the conditions set forth in Section 2.1(b)(iv) are not satisfied, any of the events described in Section 2.6 occur, a dispute exists between the Investor and the Company pursuant to Section 3.3 or if the conditions set forth in Article III are not satisfied, on or after the date on which an Additional Purchase Notice is given but prior to the closing of the transaction on the Closing Date associated with such Additional Purchase Notice, such Additional Purchase Notice shall be null, void and of no further force or effect.

     (ii) In the event the Company intends to not require the Investor to purchase Common Stock during an Investment Period pursuant to an Additional Purchase Notice, on or before the thirtieth (30th) day preceding the commencement of such Investment Period, the Company shall deliver a Cancellation Notice to the Investor. Such Cancellation Notice shall be irrevocable.

     (d) Delivery of an Investor Incremental Purchase Notice.  During any
         ---------------------------------------------------
Investment Period with respect to which the Company delivers a Mandatory Purchase Notice the Investor may, in its sole and absolute discretion, at any time and from time to time deliver an Investor Incremental Purchase Notice to the Company stating the amount of the Investor Incremental Purchase for that Investment Period, subject to the limitations imposed by Section 2.1(b)(iii).

     (e)  Date of Delivery of an Optional Purchase Notice, an Investor
          ------------------------------------------------------------
Incremental Purchase Notice an Investor Notice, a Mandatory Purchase Notice, an
-------------------------------------------------------------------------------
Additional Purchase Notice or Other Notice.
-------------------------------------------

          (i) An Optional Purchase Notice, an Investor Incremental Purchase Notice, and any other notice sent by the Investor to the Company notifying the Company of the Investor's election to purchase Common Stock (each an "Investor Notice") and any other notice sent by the Investor to the Company shall be deemed to be delivered on the Trading Day it is received by facsimile or otherwise by the Company if such notice is received prior to 5:00 P.M. New York time, or on the immediately succeeding Trading Day if it is received by facsimile or otherwise after 5:00 P.M. New York time (in which case the provisions of Sections 2.1(b) and 2.2(b) must be satisfied as of such immediately succeeding Trading Day).

          (ii) A Mandatory Purchase Notice or an Additional Purchase Notice shall be deemed to be delivered on the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 5:00 P.M. New York time, or on the immediately succeeding Trading Day if it is received by facsimile or otherwise after 5:00 P.M. New York time or on any day which is not a Trading Day (in which case the provisions of Sections 2.1(b) and 2.2(b) must be satisfied as of such immediately succeeding Trading Day).

     Section 2.6  Termination or Suspension of Investment Obligation.  (a)  The
                  --------------------------------------------------
Investor shall not purchase any shares of Common Stock from the Company on any Closing Date nor may an Optional Purchase Notice or Additional Purchase Notice be delivered nor shall a

Mandatory Purchase Notice be delivered at any time during the Commitment Period that there shall exist any one or more of the following: (i) the withdrawal of the effectiveness of the Registration Statement, (ii) the withdrawal of the effectiveness of the Warrant Registration Statement or the Additional Warrant Registration Statement or any other suspension of the use of the Warrant Registration Statement or related prospectus or the Additional Warrant Registration Statement or related prospectus pursuant to the Registration Rights Agreement, (iii) the Company's failure to satisfy the requirements of Section
3.2 or (iv) any failure or interruption in the material compliance by the Company with the covenants provided in Article VI. In the event that the Company shall have delivered a Mandatory Purchase Notice or Additional Purchase Notice with respect to an Investment Period and one or more of the events listed in clauses (i) through (iv) above exist at the time such Mandatory Purchase Notice or Additional Purchase Notice is given but has not been cured by the Trading Day preceding the commencement of the Investment Period to which such notice relates, the Mandatory Purchase Notice or Additional Purchase Notice shall be void and of no effect. In the event that the Company shall have delivered a Mandatory Purchase Notice or Additional Purchase Notice with respect to an Investment Period and one or more of the events listed in clauses (i) through
(iv) above occur during the Investment Period, the obligation of the Investor to purchase shares of Common Stock during such Investment Period shall be reduced (but in no event shall such reduction result in a negative number) by subtracting an amount calculated by multiplying the amount which the Investor would otherwise be obligated to purchase by a fraction, the numerator of which shall be 1-1/2 times the number of Trading Days within such Investment Period that such event or events exist and the denominator of which shall be the number of Trading Days within such Investment Period (without adjustment for the Stock Price being below the Floor Price pursuant to Section 2.2(b)) from the Investor's obligation during such Investment Period. If such event remains uncured for a period of greater than five (5) Trading Days or exists during the last five (5) Trading Days of the Investment Period, the remaining obligation of the Investor to purchase shares of Common Stock pursuant to a Mandatory Purchase Notice or an Additional Purchase Notice shall be canceled for the remainder of the Investment Period. If such event exists on the last day preceding an Investment Period on which the Company may deliver a Mandatory Purchase Notice with respect of such Investment Period, the Company shall have five (5) Trading Days in which to cure, and if cured within such period, the commencement of the Investment Period shall be postponed for such number of days during such period as the event remained uncured, but in no event shall such Investment Period be postponed for a period in excess of five (5) Trading Days.

     (b) The obligation of the Investor to purchase shares of Common Stock under the Agreement may, if the Investor in its sole and absolute discretion so elects, be terminated (including with respect to a Closing Date which has not yet occurred) in the event that (i) the Registration Statement shall not have been declared effective by the SEC by June 2, 1997, (ii) there shall occur any stop order or suspension of the effectiveness of the Registration Statement, the Warrant Registration Statement or the Additional Registration Statement or any withdrawal of the effectiveness of the Registration Statement, the Warrant Registration Statement or the Additional Registration Statement for any reason other than as a result of subsequent corporate developments which would require such Registration Statement, the Warrant Registration Statement or the Additional Registration Statement to be amended to reflect such event in order to maintain its compliance with the disclosure requirements of the Securities Act or (iii) the Company shall at any time fail to comply with the requirements of Sections 6.2, 6.3, 6.4, 6.5 or 6.6 and the Company shall fail to cure such noncompliance within (i) five (5) Trading Days after receipt of notice from the Investor of its election to terminate this

Agreement provided that the Investor has been notified by the Company of such noncompliance within two (2) Trading Days of the occurrence of such noncompliance or, if the noncompliance relates to a failure of the Company to comply with the provisions of Section 6.5, the Investor otherwise becomes aware of such noncompliance or (ii) otherwise within five (5) Trading Days of the occurrence of such noncompliance; provided, however, that notwithstanding the foregoing, the Investor may, in its sole and absolute discretion, terminate this Agreement if the Company shall fail to maintain the listing of the Common Stock on a Principal Market, or if trading of the Common Stock on a Principal Market shall have been suspended for a period of five (5) consecutive Trading Days.

Section 2.7  Commitment Fee.  (a)  On the Effective Date, the Company will issue
             ---------------
to the Investor a warrant exercisable by the Investor in its sole and absolute discretion from time to time within seven (7) years from the date of issuance (the "Warrant") to purchase an aggregate of 125,000 shares of Common Stock at an exercise price per share equal to 140% of the average of the closing sale prices of the Common Stock on the Principal Market for the period from and including January 21, 1997 to and including January 29, 1997 (the "Warrant Exercise Price"). The Warrant shall provide that it shall not be exercisable on any date to the extent that such exercise would limit the ability of the Investor to purchase shares of Common Stock as a result of a Mandatory Purchase Notice or Additional Purchase Notice pursuant to Section 2.1(c). The Warrant shall be delivered by the Company to the Investor upon execution of this Agreement by the parties hereto, and shall not be exercisable by the Investor for a period of eighteen (18) months from the date of issuance; provided, however, that if (i) the Company declares a record date for a material dividend or distribution in respect of the Common Stock (in cash or securities or other assets, other than Common Stock), (ii) if at any time (A) there occurs any consolidation or merger of the Company with or into any other corporation or other entity or person (whether or not the Company is the surviving corporation) or there occurs any other corporate reorganization or transaction or series of related transactions, and as a result thereof the shareholders of the Company pursuant to such merger, consolidation, reorganization or other transaction own in the aggregate less than 50% of the voting power and common equity of the ultimate parent corporation or other transaction (B) the Company transfers all or substantially all of the Company's assets to another corporation or other entity or person or
(iii) the Agreement is terminated by the Investor pursuant to Section 2.6, the Warrant shall become immediately exercisable at a price equal to the lesser of
(A) the Warrant Exercise Price or (B) if applicable, 80% of the Transaction Value per share of Common Stock. The term "Transaction Value per share" means, in the case of a merger, acquisition, sale of Common Stock, sale of assets, or similar transaction, the fair market value of the consideration to be received per share of Common Stock, as evidenced by the average of the closing sale price for the Common Stock during the ten (10) Trading Days following the announcement of such definitive agreement and in the case of a material dividend or distribution (which material dividend or distribution shall not include any grant of any "poison pill" that does not involve any increase in the consideration payable thereunder upon redemption of the "poison pill"), the fair market value of the dividend or distribution per share of Common Stock to be received as determined in good faith by the Company's Board of Directors; provided that if the dividend or distribution is in the form of an instrument that trades "when issued" the fair market value thereof shall be determined by reference to the average of the closing sale price for such instrument in the when issued market (or in the absence of a closing sale price, the average of the closing bid and asked price) during the ten (10) Trading Days following such record date.

          (b) (i) The Company shall notify the Investor in writing on or before the first anniversary of the effectiveness of the Registration Statement as to whether it intends to require or does not intend to require the Investor to purchase Common Stock in excess of the Minimum Offering Amount through the remainder of the Commitment Period. In the event the Company fails to make such notification, the Company shall be deemed to have notified the Investor that it does not intend to require the Investor to purchase Common Stock in excess of the Minimum Offering Amount through the remainder of the Commitment Period.

               (ii) In the event (A) the Company elects during the first twelve
(12) months following effectiveness of the Registration Statement to issue and sell to the Investor shares of Common Stock by delivery of Mandatory Purchase Notices and Additional Purchase Notices in excess of the Minimum Offering Amount, or (B) the Company notifies the Investor on or before the first anniversary of effectiveness of the Registration Statement that it intends to require the Investor to purchase shares of Common Stock in excess of the Minimum Offering Amount through the remainder of the Commitment Period, the Company shall issue to the Investor, as of the date of occurrence of the event specified in clauses (A) or (B) above, an additional warrant exercisable from time to time within seven (7) years from the date of issuance (an "Additional Warrant") to purchase an aggregate of 75,000 shares of Common Stock at an exercise price equal to 140% of the closing sale price on the Principal Market of the Company's Common Stock on the date the Additional Warrant is issued. The Additional Warrant shall provide that it shall not be exercisable on any date to the extent that such exercise would limit the ability of the Investor to purchase shares of Common Stock as a result of a Mandatory Purchase Notice or Additional Purchase Notice pursuant to Section 2.1(c). The Additional Warrant shall be exercisable by the Investor at such time as the Warrant becomes exercisable (provided that if the Warrant becomes exercisable prior to the issuance of the Additional Warrant, the Additional Warrant, when issued, shall be immediately exercisable).

          (c) The resale by the Investor of Common Stock issuable upon exercise of the Warrant as well as the Additional Warrant shall be subject to a registration rights agreement (the "Registration Rights Agreement") entered into between the Company and the Investor on the date of execution of this Agreement. Each of the Warrant and the Additional Warrant shall be substantially in the form of Exhibit A hereto.

                                  ARTICLE III

             Conditions to Delivery of Optional Purchase Notices,
             ----------------------------------------------------
           Mandatory Purchase Notices, Additional Purchase Notices,
           --------------------------------------------------------
                           and Conditions to Closing
                           -------------------------

     Section 3.1  Conditions Precedent to the Obligation of the Company to Issue
                  --------------------------------------------------------------
and Sell Common Stock.  The obligation hereunder of the Company to issue and
---------------------
sell Common Stock to the Investor incident to each Closing is subject to the satisfaction, at or before each such Closing, of each of the conditions set forth below, which conditions cannot be waived without the prior written consent of the Company and the Investor.

          (a) Accuracy of the Investor's Representation and Warranties.  The
              --------------------------------------------------------
representations and warranties of the Investor set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the date of each such Closing as though made at each such time.

          (b) Performance by the Investor.  The Investor shall have performed,
              ---------------------------
satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing; provided, further, that the Investor shall have fully performed its obligations to purchase shares of Common Stock pursuant to Section 2.1 herein with respect to the preceding Investment Period.

          (c) No Injunction.  No statute, rule, regulation, executive order,
              -------------
decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which, in the reasonable opinion of the Company and its legal counsel, prohibits or adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

     Section 3.2  Conditions Precedent to the Right of the Investor to Deliver
                  ------------------------------------------------------------
an Optional Purchase Notice an Investor Incremental Purchase Notice, the Right
------------------------------------------------------------------------------
of the Company to Deliver a Mandatory Purchase Notice or an Additional Purchase
-------------------------------------------------------------------------------
Notice and the Obligation of the Investor to Purchase Common Stock.  The right
------------------------------------------------------------------
of the Investor to deliver an Optional Purchase Notice, an Investor Incremental Purchase Notice, the right of the Company to deliver a Mandatory Purchase Notice or an Additional Purchase Notice and the obligation of the Investor hereunder to acquire and pay for Common Stock incident to a Closing is subject to the satisfaction, on the date of delivery of such Optional Purchase Notice, Mandatory Purchase Notice or Additional Purchase Notice, as applicable, and on the applicable Closing Date (each a "Condition Satisfaction Date") of each of the following conditions, which conditions cannot be waived without the prior written consent of the Company and the Investor.

          (a) Registration of the Common Stock with the SEC.  The Company shall
              ---------------------------------------------
have filed with the SEC (i) a registration statement on Form S-3 (the "Registration Statement") for the registration of the resale by the Investor of Common Stock to be acquired pursuant to this Agreement (not including Common Stock to be issued upon exercise of the Warrants) under the Securities Act, which Registration Statement shall have been filed with the SEC as early as practicable, but in no event later than thirty (30) days of execution of this Agreement and which Registration Statement shall have been declared effective by the SEC no later than June 2,1997, (ii) in accordance with the Registration Rights Agreement a registration statement on Form S-3 for the registration of the resale by the Investor of Common Stock to be issued upon exercise of the Warrant (the "Warrant Registration Statement"), which Warrant Registration Statement shall have been declared effective by the SEC no later than June 2, 1997, (iii) within thirty (30) days of the issuance of the Additional Warrant, in accordance with the Registration Rights Agreement, a registration statement on Form S-3 for the registration of the resale by the investor of Common Stock to be issued upon exercise of such Additional Warrant (the "Additional Warrant Registration Statement"). Furthermore, the Company shall have filed with the applicable states securities commissions such blue sky filings as shall have been requested by the Investor, and any required filings with the NASD or exchange or market where the Common Stock is traded. No stop order or suspension or withdrawal of the effectiveness of or with respect to any registration statement or any other suspension of the use of any registration statement or related prospectus shall have been issued by the SEC or any states securities commission during the Commitment Period, and the Company shall be in compliance with the terms of the Registration Rights Agreement.

          (b) Effective Registration Statement.  The Registration Statement
              --------------------------------
shall have previously become effective and shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so, and (ii) no other suspension of the use of the Registration Statement or prospectus shall exist pursuant to the Registration Rights Agreement.

          (c) Accuracy of the Company's Representations and Warranties.  The
              --------------------------------------------------------
representations and warranties of the Company as set forth in this Agreement and the Registration Rights Agreement shall be true and correct as of each Condition Satisfaction Date as though made at each such time (except for representations and warranties specifically made as of a particular date) with respect to all periods, and as to all events and circumstances occurring or existing to and including each Condition Satisfaction Date.

          (d) Performance by the Company.  The Company shall have performed,
              --------------------------
satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

          (e) No Injunction.  No statute, rule, regulation, executive order,
              -------------
decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits or adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

          (f) Adverse Changes.  Since September 30,1996 the date through which
              ---------------
the most recent quarterly report of the Company on Form 10-Q has been prepared and filed with the SEC, a copy of which is included in the SEC Documents, except as disclosed in SEC Documents or as publicly disclosed in Company press releases subsequent to such date, no event which had or is reasonably likely to have a Material Adverse Effect has occurred. The Company has received and delivered to the Investor the waiver of the default by the Company of the minimum Tangible Net Worth requirement for the quarter ended December 31, 1996 under the Amended and Restated Revolving Credit and Term Loan Facility, dated as of February 12, 1996, by and among the Company, SWL, Inc., General Research Corporation and Mercantile Safe Deposit & Trust Company (the "Revolving Credit Agreement").

          (g) No Suspension of Trading In or Delisting of Common Stock.  The
              --------------------------------------------------------
trading of the Common Stock shall not have been suspended by the SEC, the Principal Market or the NASD and the Common Stock shall have been approved for listing or quotation on and shall not have been delisted from the Principal Market. The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market.

          (h) Legal Opinions.  The Company shall have caused to be delivered to
              --------------
the Investor, (i) within five (5) Trading Days of the effective date of the Registration Statement, the Warrant Registration Statement and the Additional Warrant Registration Statement, as applicable, (ii) as of a date subsequent to the date of the Company's filing of its most recent quarterly report on Form 10-Q (or the date by which such report is required to be filed), (iii) as of a date subsequent to the date on which the Company announces, whether on a preliminary or definitive basis, its fourth quarter or full-year financial results, (iv) to the extent provided by Section 3.3, and (v) as of a date within five (5) Trading Days of a Mandatory Purchase Notice or an Additional Purchase Notice, as the case may be, an opinion of the Company's independent counsel containing the opinions and statements set forth in Exhibit B hereto to be delivered on or before the Effective Date, addressed to the Investor stating, inter alla, that in such counsel's belief the Registration Statement, the Warrant Registration Statement and the Additional Warrant Registration Statement, as applicable (as each may be amended, if applicable), does not contain an untrue statement of material fact or omits a material fact required to make the statements contained therein, not misleading or that the underlying prospectus (if applicable, as so amended or supplemented) does not contain an untrue statement of material fact or omits a material fact required to make the statements contained therein, in light of the circumstances in which they were made, not misleading; provided, however, that in the event that such an opinion cannot be delivered by the Company's independent counsel to the Investor, the Company shall promptly notify the Investor and promptly revise each of the Registration Statement, the Warrant Registration Statement and the Additional Warrant Registration Statement, as applicable, and the Investor shall not deliver an Optional Purchase Notice, and the Company shall not deliver a Mandatory Purchase Notice, an Additional Purchase Notice or, if an Optional Purchase Notice, a Mandatory Purchase Notice or an Additional Purchase Notice shall have been delivered in good faith without knowledge by the Investor or the Company that an opinion of independent counsel can not be delivered as required, postpone such Closing Date for a period of up to five (5) Trading Days until such an opinion is delivered to the Investor (or such Closing shall otherwise be canceled). In the event of such a postponement, the Purchase Price of the Common Stock to be issued at such Closing as determined pursuant of Section 2.3 shall be the lower of such Purchase Price as calculated as of the originally scheduled Closing Date or as of the actual Closing Date. The Company's general counsel and its independent counsel shall also deliver to the Investor on the Effective Date an opinion in form and substance satisfactory to the Investor addressing, among other things, corporate matters and the exemption from registration under the Securities Act of the issuance of the Common Stock by the Company to the Investor under this Agreement.

          (i)  Accountant's Letter.  (a)  The Company shall engage its
               -------------------
independent auditors to perform certain agreed upon procedures in accordance with the provisions of Statement on Auditing Standards No. 72, as amended, and report thereon as shall have been reasonably requested by the Investor with respect to certain financial information contained in the Registration Statement and shall have delivered to the Investor, (x) within five (5) Trading Days of the effective date of the Registration Statement and (y) within ten (10) Trading Days of the filing with the SEC of each SEC Document which is deemed to be incorporated by reference in the Registration Statement, a report addressed to the Investor. (b) In the event that the Investor shall have requested delivery of an "agreed upon procedures" report pursuant to Section 3.3, the Company shall engage its independent auditors to perform certain agreed upon procedures and report thereon as shall have been reasonably requested by the Investor with respect to certain financial information of the Company and the Company shall deliver to the Investor a copy of such report addressed to the Investor. In the event that the report required by this Section 3.2(i) cannot be delivered by the Company's independent auditors, the Company shall, if necessary, promptly revise the Registration Statement and the Investor shall not deliver an Optional Purchase Notice or an Investor Incremental Purchase Notice, and the Company shall not deliver a Mandatory Purchase Notice or an Additional Purchase Notice or, if an Optional Purchase Notice, an Investor Incremental Purchase Notice shall have been delivered in good faith without knowledge by the Investor that a report of the Company's independent auditors can not be delivered as required or, if a Mandatory Purchase Notice or an Additional Purchase Notice shall have been delivered in good faith without knowledge by the Company that a report of its independent auditors can not be delivered as required, postpone such Closing Date for a period of up to five (5) Trading Days until such a report is delivered (or such Closing shall otherwise be canceled). In the event of such a postponement, the Purchase Price of the Common Stock to be issued at such Closing as determined pursuant to Section 2.3 shall be the lower of such Purchase Price as calculated as of the originally scheduled Closing Date and as of the actual Closing Date.

             (j)  Officer's Certificate.  The Company shall have delivered to
                  ---------------------
the Investor, on each Closing Date, a certificate in substantially the form and substance of Exhibit C hereto, executed in either case by an executive officer of the Company and to the effect that all the conditions to such Closing shall have been satisfied as at the date of each such certificate.

             (k)  Due Diligence.  No dispute between the Company and the
                  -------------
Investor shall exist pursuant to Section 3.3 as to the adequacy of the disclosure contained in the Registration Statement.

             (l)  Beneficial Ownership Limitation.  On each Closing Date (i) the
                  -------------------------------
additional shares of Common Stock then to be purchased by the Investor shall not exceed the number of such shares which, when aggregated with all other shares of Common Stock then owned by the Investor pursuant to this Agreement and with the shares of Common Stock beneficially or deemed beneficially owned by the Investor pursuant to this Agreement, the Warrant and the Additional Warrant (if then issued and outstanding) ("Warrant Shares") theretofore issued to the Investor pursuant to Section 2.7, would result in the Investor or any affiliate of the Investor beneficially owning more than 4.9% of all of such Common Stock as would be outstanding on such Closing Date, as determined in accordance with Section 13(d) of the Exchange Act and (ii) the Investor shall have received and been reasonably satisfied with such other certificates and documents as shall have been reasonably requested by the Investor in order for the Investor to confirm the Company's satisfaction of the conditions set forth in this Section 3.2. For purposes of clause (i) of this Section 3.2(1), in the event that the amount of Common Stock outstanding as determined in accordance with Section 13(d) of the Exchange Act and the regulations promulgated thereunder is greater on a Closing Date than on the date upon which the Optional Purchase Notice, Mandatory Purchase Notice, the Additional Purchase Notice or Investor Incremental Purchase Notice associated with such Closing Date is given, the amount of Common Stock outstanding on such Closing Date shall govern for purposes of determining whether the when aggregating all purchases of Common Stock made pursuant to this Agreement and, if any, Warrant Shares, would own more than 4.9% of the Common Stock following such Closing Date.

     Section 3.3  Due Diligence Review.  Prior to the delivery of an Optional
                  --------------------
Purchase Notice, or after the delivery of a Mandatory Purchase Notice or an Additional Purchase Notice pursuant to Section 2.5 herein, the Company shall make available for inspection and review by the Investor, advisors to and representatives of the Investor (who may or may not be affiliated with the Investor and who are reasonably acceptable to the Company), any underwriter participating in any disposition of Common Stock on behalf of the Investor pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

     The Company shall not disclose non-public information to the Investor, advisors to or representatives of the Investor unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement (including an agreement with such advisors and representatives prohibiting them from trading in Common Stock during such period of time as they are in possession of non-public information) in form reasonably satisfactory to the Company and the Investor.

     Nothing herein shall require the Company to disclose non-public information to the Investor, his advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 3.3 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement; provided, however, that in no event shall the Investor's advisors or representatives disclose to the Investor the nature of the specific event or circumstances constituting any non-public information discovered by such advisors or representatives in the course of their due diligence (without the written consent of the Investor prior to disclosure of such information). The Investor's advisors or representatives shall make complete disclosure to the Investor's independent counsel of all events or circumstances constituting non-public information discovered by such advisors or representatives in the course of their due diligence upon which such advisors or representatives form the opinion that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in the light of the circumstances in which they were made, not misleading. Upon receipt of such disclosure, the Investor's independent counsel shall consult with the Company's independent counsel in order to address the concern raised as to the existence of a material misstatement or omission and to discuss appropriate disclosure with respect thereto; provided, however, that such consultation shall not constitute the advice of the Company's independent counsel to the Investor as to the accuracy of the Registration Statement and related prospectus In the event after such consultation the Investor's independent counsel believes that the Registration Statement contains an untrue statement or a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading, (a) the Company shall file with the SEC an amendment to the Registration Statement responsive to such alleged untrue statement or omission and provide the Investor, as promptly as practicable with copies of the Registration Statement and related prospectus, as so amended, (b) if the Company disputes the existence of any such material misstatement or omission, (i) the Company's independent counsel shall provide the Investor's independent counsel with an opinion stating that nothing has come to their attention that would lead them to believe that the Registration Statement or the related prospectus, as of the date of such opinion contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or the related prospectus or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading and (ii) in the event the dispute relates to the adequacy of financial disclosure and the Investor shall reasonably request, the Company's independent auditors shall provide to the Company a letter outlining the performance of such "agreed upon procedures" as shall be reasonably requested by the Investor and the Company shall provide the Investor with a copy of such letter, or (c) if the Company disputes the existence of any such material misstatement or omission, and the dispute relates to the timing of disclosure of a material event and the Company's independent counsel is unable to provide the opinion referenced in clause (b)(i) above to the Investor, then this Agreement shall be suspended for a period of up to thirty (30) days, at the end of which, if the dispute still exists between the Company's independent counsel and the Investor's independent counsel, the Company shall either (i) amend the Registration Statement as provided above, (ii) provide to the Investor the Company's independent counsel opinion and a copy of the letter of the Company's independent auditors referenced above, or (iii) the obligation of the Investor to purchase shares of Common Stock pursuant to this Agreement shall terminate. The Investor hereby agrees to hold harmless the Company's independent auditors from any liability that may arise out of the delivery of an "agreed upon procedures" letter pursuant to clause (b)(ii) above.

                                   ARTICLE IV

                   Representations and Warranties of Investor
                   ------------------------------------------

     The Investor represents and warrants to the Company as follows:

     Section 4.1  Intent.  The Investor is entering into this Agreement for its
                  ------
own account and the Investor has no present arrangement (whether or not legally binding) at any time to sell the Common Stock to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with federal and state securities laws applicable to such disposition.


     Section 4.2  Sophisticated Investor.  The Investor is a sophisticated
                  ----------------------
investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in Common Stock. The Investor acknowledges that an investment in the Common Stock is speculative and involves a high degree of risk.

     Section 4.3  Authority.  This Agreement has been duly authorized and
                  ---------
validly executed and delivered by the Investor and is a valid and binding agreement of the Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     Section 4.4  No Brokers.  The Investor has taken no action which would give
                  ----------
rise to any claim by any person for brokerage commission, finder's fees or similar payments by the Company relating to this Agreement or the transactions contemplated hereby.

     Section 4.5  Not an Affiliate.  The Investor is not an officer, director or
                  ----------------
"affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

     Section 4.6  Organization and Standing.  The Investor is a limited
                  -------------------------
liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware.

     Section 4.7  Absence of Conflicts.  The execution and delivery of this
                  --------------------
Agreement and any other document or instrument executed in connection herewith, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Investor, or the provision of any indenture, instrument or agreement to which the Investor is a party or is subject, or by which the Investor or any of its assets is bound, or conflict with or constitute a material default thereunder, or result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by the Investor to any third party, or require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which the Investor is subject or to which any of its assets, operations or management may be subject.

     Section 4.8  Disclosure: Access to Information.  The Investor has received
                  ---------------------------------
all documents, records, books and other information pertaining to the Investor's investment in the Company that have been requested by the Investor. The Investor further acknowledges that it understands that the Company is subject to the periodic reporting requirements of the Exchange Act, and the Investor has reviewed or received copies of any such reports that have been requested by it.

     Section 4.9  Manner of Sale.  At no time was the Investor presented with or
                  --------------
solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

                                   ARTICLE V

                 Representations and Warranties of the Company
                 ---------------------------------------------

     The Company represents and warrants to the Investor as follows:

     Section 5.1  Company Status.  The Company has registered its Common Stock
                  --------------
pursuant to Section 12(b) or 12(g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and the Company has maintained all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is currently listed or quoted on the Principal Market. As of the date hereof, the Principal Market is the New York Stock Exchange. The Company is eligible to use Form S-3 under the Securities Act.

     Section 5.2  Current Public Information.  The Company has furnished the
                  --------------------------
Investor with true and correct copies of all registration statements, reports and documents, including proxy statements (other than preliminary proxy statements), filed with the SEC by or with respect to the Company through November 14,1996. All such registration statements, reports and documents, together with those registration statements, reports and documents filed pursuant to the Securities Act or Exchange Act subsequent to the date of this Agreement (copies of which shall be supplied to the Investor) are collectively referred to herein as the "SEC Documents".

     Section 5.3  No General Solicitation in Regard to this Transaction.
                  -------------------------------------------------------
Neither the Company nor any of its affiliates nor any distributor or any person acting on its or their behalf has conducted any general solicitation (as that term is used in Rule 502(c) of Regulation D) with respect to any of the Common Stock, nor have they made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act.

     Section 5.4  Valid Issuance of Common Stock.  As of the date of this
                  ------------------------------
Agreement, the Company has authorized capitalization consisting of 30,000,000 shares of Common Stock, par value $.10 per share. As of the date of this Agreement, the Company has reserved for issuance to employees, officers, directors or consultants approximately 1,900,000 shares of Common Stock. As of the date hereof, there were issued and outstanding 9,642,557 shares of Common Stock, of which 300,000 are held in treasury. As of the date of this Agreement, the Company has no other outstanding securities convertible into or exchangeable for its Common Stock or any warrants, options or other rights to subscribe for or purchase its Common Stock or any such convertible or exchangeable securities (other than securities under the Company's Compensation Plans and other than the Company's 5% Convertible Debentures due 2002) other than as described in the documents filed with the SEC as of the date of this Agreement. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable, upon issuance of the Common Stock, the Common Stock will be duly and validly issued, fully paid and nonassessable, and the holders of outstanding Common Stock of the Company are not and shall not be entitled to preemptive or other rights afforded by the Company or other rights afforded by the Company to subscribe for the capital stock or other securities of the Company as a result of the sale of the Common Stock to the Investor hereunder.

     Section 5.5  Organization and Qualification.  The Company is a corporation
                  ------------------------------
duly incorporated and existing in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each subsidiary, if any, is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

     Section 5.6  Authorization: Enforcement.  (a)  The Company has the
                  --------------------------
requisite corporate power and authority to enter into and perform this Agreement and to issue the Common Stock, the Warrant and the Additional Warrant in accordance with the terms hereof and thereof, (b) the execution, issuance and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required (other than such stockholder approval as may be required by the standards imposed on companies listed on the New York Stock Exchange or other Principal Market on which the Common Stock is traded with respect to issuances by such companies of greater than 20% of such companies' outstanding voting stock), (c) this Agreement has been duly executed and delivered by the Company and constitutes valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application and
(d) the Common Stock issuable in accordance with the terms of this Agreement or upon exercise of the Warrant and the Additional Warrant will be duly and validly issued, fully paid and nonassessable.

     Section 5.7  Corporate Documents.  The Company has furnished or made
                  -------------------
available to the Investor true and correct copies of the Company's Certificate of Incorporation, as amended and in effect on the date hereof (the "Certificate"), and the Company's By-Laws, as amended and in effect on the date hereof (the "By-Laws").

     Section 5.8  No Conflicts.  The execution, delivery and performance of this
                  ------------
Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of Common Stock, the Warrant and the Additional Warrant do not and will not (a) result in a violation of the Company's Certificate of Incorporation or By-Laws or (b) except as otherwise disclosed in Section 5.16 herein, conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (c) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing; provided that, for purposes of the Company's representations and warranties as to violations of foreign law, rule or regulation referenced in clause (iii), such representations and warranties are made only to the best of the Company's knowledge insofar as the execution, delivery and performance of this Agreement by the Company and the consummation by the

Company of the transactions contemplated hereby are or may be affected by the status of the Investor under or pursuant to any such foreign law, rule or regulation). The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations which either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Common Stock or the Warrant and the Additional Warrants in accordance with the terms hereof (other than any SEC, NASD or state securities filings which may be required to be made by the Company subsequent to any Closing, and any registration statement which may be filed pursuant hereto and other than any shareholder approval required by the rules applicable to companies whose common stock trades on the New York Stock Exchange or other Principal Market referenced in Section 5.6); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investor herein.

     Section 5.9   SEC Documents.  The Company has delivered or made available
                   -------------
to the Investor true and complete copies of the SEC Documents (including, without limitation, proxy information and solicitation materials). The Company has not provided to the Investor any information which, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto or (b) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     Section 5.10  No Material Adverse Change.  Since September 30, 1996, the
                   --------------------------
date through which the most recent quarterly report of the Company on Form 10-Q has been prepared and filed with the SEC, a copy of which is included in the SEC Documents, no Material Adverse Effect has occurred or exists with respect to the Company or its subsidiaries, except as disclosed in the SEC Documents or except as otherwise publicly disclosed in Company press releases.

     Section 5.11  No Undisclosed Liabilities.  The Company and its subsidiaries
                   --------------------------
have no liabilities or obligations not disclosed in the SEC Documents or except as otherwise publicly disclosed in Company press releases, other than those incurred in the ordinary course of the

Company's or its subsidiaries' respective businesses since September 30,1996 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company and upon any of its subsidiaries taken as a whole.

     Section 5.12  No Undisclosed Events or Circumstances.  Since September 30,
                   --------------------------------------
1996, no event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been disclosed in the SEC Documents or otherwise publicly disclosed in Company press releases.

     Section 5.13  No Integrated Offering.  Neither the Company, nor any of its
                   ----------------------
affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, other than pursuant to this Agreement, under circumstances that would require registration of the Common Stock under the Securities Act to be issued under this Agreement.

     Section 5.14  No Brokers.  The Company has taken no action which would give
                   ----------
rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Investor relating to this Agreement for the transactions contemplated hereby.

     Section 5.15  Litigation and Other Proceedings.  Except as may be set forth
                   --------------------------------
in the SEC Documents, there are no lawsuits or proceedings pending or to the best knowledge of the Company threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which might have a Material Adverse Effect on the Company or which might materially adversely affect the transactions contemplated by this Agreement. Except as set forth in the SEC Documents no judgment, order, writ, injunction or decree or award has been issued by or, so far as is known by the Company, requested of any court, arbitrator or governmental agency which might result in a Material Adverse Effect on the Company or which might materially adversely affect the transactions contemplated by this Agreement.

     Section 5.16  No Violation of Covenants.  No event of default has occurred
                   -------------------------
and is continuing (or event which with lapse of time or notice or both would constitute such an event) which has not otherwise been waived under any of the revolving credit facilities or under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument for money borrowed or any other material agreement to which the Company or any of its subsidiaries is bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject. The Company shall have fifteen (15) Trading Days after the end of a fiscal quarter during which to cure or obtain the waiver of any default that has occurred and is continuing during an Investment Period with respect to the minimum Tangible Net Worth covenant under the terms of the Revolving Credit Agreement, and the Investor hereby acknowledges that the Company shall not be deemed to be in default under this Agreement for such period of fifteen (15) Trading Days after the end of a fiscal quarter during which the Company cures such default or obtains a waiver of such default.

     Section 5.17  Effectiveness of SEC Filings.  The SEC has not issued any
                   ----------------------------
stop order or other order suspending the effectiveness of any registration involving the securities of the Company or its subsidiaries.

                                  ARTICLE VI

                           Covenants of the Company
                           ------------------------

     Section 6.1  Registration Rights.  The Registration Rights Agreement shall
                  -------------------
remain in full force and effect and the Company shall comply in all respects with the terms thereof.

     Section 6.2  Reservation of Common Stock.  As of the date hereof, the
                  ---------------------------
Company will reserve in each Investment Period 750,000 shares of Common Stock, and the Company shall continue to reserve and keep available at all times in each Investment Period, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue shares of its Common Stock incident to the Closings in such Investment Period and incident to the exercise of the Warrant and the Additional Warrant issued hereunder; such amount of shares of Common Stock to be reserved to be calculated based upon the minimum Purchase Price therefore under the terms of this Agreement, and assuming the full exercise of the Warrant and the Additional Warrant. The number of shares so reserved from time to time, as theretofore increased or reduced as hereinafter provided, may be reduced by the number of shares actually delivered hereunder and the number of shares so reserved shall be increased to reflect (a) potential increases in the Common Stock which the Company may thereafter be so obligated to issue by reason of adjustments to the Purchase Price therefore and the issuance of the Warrant and each Additional Warrant and (b) stock splits and stock dividends and distributions.

     Section 6.3  Listing of Common Stock.  The Company hereby agrees to
                  -----------------------
maintain the listing of the Common Stock on a Principal Market, and as soon as practicable but in any event prior to the commencement of the Commitment Period to list the additional shares of Common Stock issuable under this Agreement (including Common Stock issuable upon exercise of the Warrant and the Additional Warrant). The Company further agrees, if the Company applies to have the Common Stock traded on any other Principal Market, it will include in such application the Common Stock issuable under this Agreement (including Common Stock issuable upon exercise of the Warrant and the Additional Warrant), and will take such other action as is necessary or desirable to cause the Common Stock to be listed on such other Principal Market as promptly as possible. The Company shall maintain sufficient net tangible assets to satisfy the requirements of the NASD for the listing of the Common Stock on the New York Stock Exchange. The Company shall undertake its best efforts to obtain the shareholder approval referenced in Section 5.6 required for the issuance of Common Stock under this Agreement within such time period as shall not at any time preclude the Investor from providing an Optional Purchase Notice during the Optional Purchase Period, or the Company from providing a Mandatory Purchase Notice or an Additional Purchase Notice for the maximum Investment Amount during any Investment Period.

     Section 6.4  Exchange Act Registration.  The Company will cause its Common
                  -------------------------
Stock to continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act. The Company will take all action to continue the listing and trading of its Common Stock on the Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and the Principal Market.

     Section 6.5  Legends.  The certificates evidencing the Common Stock to be
                  -------
issued to the Investor at each Closing and upon the exercise of the Warrant and the Additional Warrant (and otherwise as provided by Section 7.1) shall be free of legends or stop transfer or other restrictions.

     Section 6.6  Corporate Existence.  The Company will take all steps
                  -------------------
necessary to preserve and continue the corporate existence of the Company.

     Section 6.7  Additional SEC Documents.  The Company will furnish to the
                  ------------------------
Investor, as and when the originals thereof are submitted to the SEC for filing, copies of all SEC Documents so furnished or submitted to the SEC.

     Section 6.8  "Blackout Period".  The Company will immediately notify the
                  -----------------
Investor upon the occurrence of any of the following events in respect of a registration statement or related prospectus in respect of an offering of securities required to be registered under this Agreement or the Registration Rights Agreement: (a) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the registration statement for amendments or supplements to the registration statement or related prospectus; (b) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (c) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of such registrable securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (d) the happening of any event which makes any statement made in the registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in the registration statement, related prospectus or documents so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (e) the Company's reasonable determination that a post-effective amendment to the registration statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus. The Investor shall not deliver to the Company any Optional Purchase Notice, and the Company shall not deliver to the Investor any Mandatory Purchase Notice or Additional Purchase Notice during the continuation of any of the foregoing events.

                                  ARTICLE VII

Legends and Delivery of Certificates, Investor Compliance and Investor Covenants
--------------------------------------------------------------------------------

     Section 7.1  Legends and Delivery of Certificates.  Each of the Warrant and
                  ------------------------------------
the Additional Warrant and, unless otherwise provided below, the Common Stock will bear the following legend (the "Legend"):

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

     In the event shares of Common Stock are issued incident to a Closing or upon exercise of the Warrant or the Additional Warrant in circumstances pursuant to which shares of Common Stock are either required to bear the Legend or are not to bear the Legend, such certificates (bearing or not bearing the Legend, as appropriate) shall be issued and delivered to the Investor or as otherwise directed by the Investor on the applicable Closing Date or within two Trading Days of the surrender of the Warrant or Additional Warrant for exercise (together with all other documentation required to be delivered to effect such exercise), as applicable, in each case against payment therefor.

     The Company shall cause the transfer agent for the Common Stock to issue and deliver to the Investor or as otherwise directed by the Investor, shares of Common Stock not bearing the Legend, during the following periods and under the following circumstances and without the need for any further advice or instruction or documentation to the transfer agent by or from the Investor:

     (a) At any time from and after the effective date of the applicable registration statement: (i) incident to any Closing or the issuance of any shares of Common Stock; (ii) incident to the exercise of the Warrant and the Additional Warrant; and (iii) upon any surrender of one or more certificates evidencing Common Stock and which bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered; provided that in connection with such event the Investor confirms to the transfer agent that it intends to sell such Common Stock to a third party which is not an affiliate of the Company or the Investor, and the Investor agrees to redeliver such Common Stock to the transfer agent to add the Legend in the event the Common Stock is not sold; and

     (b) At any time from and after the Closing Date, upon any surrender of one or more certificates evidencing Common Stock and which bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered and containing or also accompanied by representations that (i) the then holder thereof is permitted to dispose thereof pursuant to Rule 144(k) under the Securities Act, (ii) such holder intends to effect the sale or other disposition of such Common Stock whether or not pursuant to the Registration Statement, to a purchaser or purchasers who will not be subject to the registration requirements of the Securities Act or (iii) such holder is not then subject to such requirements.

     Section 7.2  No Other Legend or Stock Transfer Restrictions.  No Legend has
                  ----------------------------------------------
been or shall be placed on the share certificates representing the Common Stock and no instructions or stop transfers or other restrictions on transfer have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article VII.

     Section 7.3  Investor's Compliance.  Nothing in this Article VII shall
                  ---------------------
affect in any way the Investor' s obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

     Section 7.4  Covenants of the Investor.  (a)  The Investor shall not make
                  -------------------------
any offers or sales of the Common Stock other than pursuant to a registration statement under the Securities Act or pursuant to an exemption from the registration requirements thereof. The Investor will comply with applicable prospectus delivery requirements under the Securities Act.

                                              (b) The Investor covenants and
agrees that it will not, directly or through any affiliate (i) create the lowest reported sales price of the Common Stock on the Principal Market on any Trading Day or (ii) offer to sell shares of Common Stock at a price lower than the then prevailing bid price for the Common Stock on the Principal Market.

                                              (c) The Investor shall limit its
trading in shares of Common Stock to trading on the Principal Market for the Common Stock for as long as the Company maintains the listing of its Common Stock on a Principal Market.

                                              (d) The Investor covenants and
agrees that it shall not retain beneficial ownership of shares of Common Stock for the purpose of limiting the Investor's obligation of purchase shares of Common Stock under this Agreement as a result of the provisions of Section 2.1(c). The Investor further covenants and agrees that it shall use its reasonable best efforts to sell shares of Common Stock to the extent required such that the limitations of Section 2.1(c) shall not prevent the Investor from acquiring shares of Common Stock pursuant to a Mandatory Purchase Notice or Additional Purchase Notice.

                                  ARTICLE VIII

                        Other Issuances of Common Stock
                        -------------------------------

     Section 8.1  Equity Offering Adjustment to Purchase Price.  (a)  In the
                  --------------------------------------------
event that during the Optional Purchase Period or during an Investment Period the Company makes an Equity Offering and an Optional Purchase Notice or a Mandatory Purchase Notice (and Additional Purchase Notice or Investor Incremental Purchase Notice, if applicable) has been delivered with respect to the Optional Purchase Period or such Investment Period, then notwithstanding anything herein to the contrary, the purchase price per share of Common Stock for any Investment Amount made during the Optional Purchase Period and such Investment Period prior to the consummation of the Equity Offering shall be the lower of (a) the lowest effective purchase price per share of Common Stock received by the Company in any such Equity Offering, and (b) the price per share of Common Stock determined hereunder with respect to purchases of Common Stock effected by the Investor (whether pursuant to an Optional Purchase Notice, a Mandatory Purchase Notice, an Additional Purchase Notice or an Investor Incremental Purchase Notice) during the Optional Purchase Period or such Investment Period;

     (b) Subsequent to consummation of the Equity Offering, the Company's obligation to adjust the purchase price per share of Common Stock pursuant to 8.1(a) during the remainder of the Optional Purchase Period or any Investment Period shall terminate.

     Section 8.2  Other Adjustments to Purchase Price and Floor Price.  The
                  ---------------------------------------------------
daily low trading price of the Common Stock for any Trading Day used to calculate the Purchase Price and the Floor Price shall be adjusted proportionally to reflect any stock splits, stock dividends, reclassifications, combinations and similar transactions involving the Company's Common Stock.

                                   ARTICLE IX

                 Choice of Law and Venue, Waiver of Jury Trial
                 ---------------------------------------------

     Section 9.1  Choice of Law: Submission to Jurisdiction.  THIS AGREEMENT
                  -----------------------------------------
SHALL BE CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW. The parties hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall, at the option of either party, be litigated only in the United States District Court for the Southern District of New York located in New York County, New York. The parties consent to the jurisdiction and venue of the foregoing court and consent that any process or notice of motion or other application to said court or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by registered mail, return receipt requested, directed to the party for which it is intended at its address set forth in this Agreement (and service so made shall be deemed complete five (5) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said court. The parties hereto hereby irrevocably waive any and all right to a trial by jury with respect to any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

                                   ARTICLE X

              Assignment: Entire Agreement, Amendment: Termination
              ----------------------------------------------------

     Section 10.1  Assignment.  Neither this Agreement nor any rights of the
                   ----------
Investor or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, the Investor's rights and obligations under this Agreement may be assigned at any time, in whole or in part, to (x) any affiliate of the Investor without any prior written consent of the Company or (y) to any other person or entity, upon the prior written consent of the Company, which consent shall not to be unreasonably withheld (a "Permitted Transferee"), and the rights and obligation of the Investor under this Agreement shall inure to the benefit of, and be enforceable by and against, any such Permitted Transferee.

     Section 10.2  Entire Agreement Amendment.  This Agreement, the Registration
                   --------------------------
Rights Agreement, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement or therein. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     Section 10.3  Publicity.  The Company agrees that it will not disclose, and
                   ---------
will not include in any public announcement, the name of the Investor without its express written consent, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement. Except as may be required by law, the Company and the Investor shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and shall not issue any such press release or make any such public statement prior to such consultation.

     Section 10.4  Termination.  (a)  If any of the events listed in Section
                   -----------
2.6(a)(i) through (a)(iv) occur and remain uncured for a period of either (x) twenty (20) consecutive Trading Days or (y) ninety (90) Trading Days in the aggregate in any 365-day period, the Investor may elect, in its sole and absolute discretion, to terminate this Agreement. The Investor may also terminate this Agreement pursuant to the provisions of Section 2.6(b).

                                 (b) In the event this Agreement is terminated
by the Investor prior to the Company having issued Common Stock to the Investor under this Agreement for an aggregate Purchase Price at least equal to the Minimum Offering Amount, the Company shall pay to the Investor, within thirty
(30) days of such termination, as liquidated damages an amount in cash equal to $300,000 multiplied by a fraction the numerator of which is equal to the difference between the Minimum Offering Amount and the aggregate Purchase Price of Common Stock purchased under this Agreement prior to termination and the denominator of which shall be the Minimum Offering Amount. In the event the Investor shall have purchased Common Stock for an aggregate Purchase Price of at least the Minimum Offering Amount prior to the date of termination, the Investor shall not be entitled to any damages or other remedies.

                                 (c) On or before the first anniversary of
effectiveness of the Registration Statement, the Company may, in its sole discretion and without being subject to the provisions of Section 10.4(b) hereof, terminate the Investor's obligation to purchase any Investment Amount for the remainder of the Commitment Period, provided, however, that the Company shall have sold to the Investor the Minimum Offering Amount.

                                   ARTICLE XI

               Notices. Etc.; Cost and Expenses; Indemnification
               -------------------------------------------------

     Section 11.1  Notices. Etc.  All notices, demands, requests, consents,
                   -------------
approvals or other communications required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served or deposited in the mail, registered or certified, return receipt requested, postage prepaid, or delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice: (a) if to the Company, to: GRC International, Inc., 1900 Gallows Road, Vienna, VA 22182;
Attention: Chief Financial Officer and General Counsel, Facsimile No.: (703) 448-6890, with copies (which shall not constitute notice) to: Arnold & Porter, 555 12th St. N.W., Washington, D.C. 20004; Attention: Steve Parker, Esq. and C.D. McCoy, Esq., Facsimile No.: (202) 942-5999; and (b) if to the Investor, to Cripple Creek Securities, LLC, 40 West 57th St., 15th Fl., New York, N.Y. 10019;
Attention: Robert Chender, Esq., Facsimile No.: (212) 698-0554, with copies (which shall not constitute notice) to: (i)The Palladin Group, L.P., 40 West 57th Street, 15th Fl., New York, NY 10019; Attention:

A. Kaplan, Facsimile No.: (212) 698-0599 and (ii) Ramius Capital LLC, 40 West 57th St., 15th Fl., New York, N.Y. 10019; Attention: Jeffrey Solomon, Facsimile
No.: (212) 698-0554. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile. Notice otherwise sent as provided herein shall be deemed given on the third business day following the date mailed or on the second business day following delivery of such notice by a reputable air courier service.

     Section 11.2  Cost and Expenses.  The Company shall be responsible for the
                   -----------------
Investor's reasonable, actual and allocable costs and expenses (including legal fees) incurred in entering into this Agreement in an amount not exceeding $45,000, which amounts shall be paid within forty-five (45) days of the Company's receipt of the applicable invoice or invoices as well as the Investor's reasonable, actual and allocable costs and expenses (including legal fees) incurred in connection with the performance of its initial due diligence activities relating to the effectiveness of the Registration Statement in an amount of up to $25,000. The Company shall also be responsible for any reasonable, actual and allocable subsequent costs and expenses incurred by the Investor in connection with matters set forth in Section 3.3 (including without limitation legal fees and fees of advisors and representatives of the Investor) in an amount not exceeding $7,500 with respect to the Optional Purchase Period and each Investment Period, which amounts may be netted by the Investor against the amount of any payment relating to the issuance of shares of Common Stock to the Investor in connection with any Closing. In the event that with respect to the conduct by the Investor of its due diligence activities in connection with the effectiveness of the Registration Statement, the Optional Purchase Period or any Investment Period, it incurs reasonable, actual and allocable costs and expenses in excess of the amount for which the Company is responsible to reimburse it, up to $5,000 of such excess costs and expenses may be carried forward to be reimbursed by the Company (within the limitation set forth above) in connection with the Optional Purchase Period, the first Investment Period or the immediately succeeding Investment Period, as applicable.

     Section 11.3  Securities Law Indemnification.
                   ------------------------------

     (a) Indemnification of Investor.  The Company agrees to indemnify and hold
         ---------------------------
harmless the Investor and each person, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

         (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including any prospectus, or in any offering circular or other document, as applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statement therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto), or in any offering circular or other document, as applicable, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, based upon any such untrue statement or omission, or any such alleged untrue statement or omission;

provided that (subject to Section 11.3(d) below) any such settlement is effected with the written consent of the Company; and

          (iii) against any and all expenses whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Investor), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i ) or (ii) above; provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Investor expressly for use in the Registration Statement (or any amendment thereto), including any prospectus (or any amendment or supplement thereto), or in any offering circular or other document, as applicable.

     (b) Indemnification of Company.  The Investor agrees to indemnify and hold
         --------------------------
harmless the Company its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including any prospectus (or any amendment or supplement thereto), or in any offering circular or other document, as applicable, in reliance upon and in conformity with written information furnished to the Company by the Investor expressly for use in the Registration Statement (or any amendment or supplement thereto) or in any offering circular or other document, as applicable.

     (c) Action against Parties; Notification.  Each indemnified party shall
         ------------------------------------
give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of his indemnity agreement. In the case of parties indemnified pursuant to Section 11.3(a) above, counsel to the indemnified parties shall be selected by the Investor, and in the case of parties indemnified pursuant to Section 11.3(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with he consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnifies parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry or any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section or Section
11.4 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnifies part form all liability arising out of such litigation, investigation proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of an any indemnified party.

     (d) Settlement without Consent if Failure to Reimburse.  If at any time an
         --------------------------------------------------
indemnified party shall have requested an indemnifying party to reimburse the indemnified party for the fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 11.3(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     Section 11.4  Contribution.  If the indemnification provided for in Section
                   ------------
11.3 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to herein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred (a) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Investor on the other hand from the offering of the Common Stock pursuant to this Agreement or (b) if the allocation provided by clause (a) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Company on the one hand and of the Investor on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and the Investor on the other hand in connection with the offering of the Common Stock pursuant to this Agreement shall be deemed to be in the same respective proportions as the total proceeds from the offering of the Common Stock pursuant to this Agreement received by the Company from the Investor and the total proceeds received by the Investor upon the sale of such Common Stock bear to the aggregate public offering price.

     The relative fault of the Company on the one hand and the Investor on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Investor and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this Section 11.4 were determined on a pro-rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 11.4. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 11.4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 11.4, the Investor shall not be required to contribute any amount in excess of the amount by which the total price at which the Common Stock purchased by it and resold to the public exceeds the amount of any damages which the Investor has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 11.4, each person, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Investor, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

     Section 11.5  General Indemnification.  Each party shall indemnify the
                   -----------------------
other against any loss, cost or damages (including reasonable attorney's fees and expenses) incurred as a result of such parties' breach of any representation, warranty, covenant or agreement in this Agreement.

                                  ARTICLE XII

                                 Miscellaneous
                                 -------------

     Section 12.1  Counterparts.  This Agreement may be executed in any number
                   ------------
of counterparts, all of which together shall constitute one instrument.

     Section 12.2  Survival: Severability.  The representations, warranties,
                   ----------------------
covenants and agreements of the parties hereto shall survive each Closing hereunder. The indemnity and contribution agreements contained in Sections 11.3 and 11.4 hereof shall remain operative and in full force and effect regardless of (a) any termination of this Agreement or of the Commitment Period, (b) any investigation made by or on behalf of any indemnified party or by or on behalf of the Company, and (c) the consummation of the sale or successive resales of the Common Stock. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

     Section 12.3  Title and Subtitles.  The titles and subtitles used in this
                   -------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     Section 12.4  Reporting Entity for the Common Stock.  The reporting entity
                   -------------------------------------
relied upon for the determination of the trading price or trading volume of the Common Stock on any given

Trading Day for the purposes of this Agreement shall be Bloomberg or any other reputable pricing service chosen by the Investor and reasonably acceptable to the Company.

     Section 12.5  Effectiveness of the Agreement.  This Agreement shall be
                   ------------------------------
effective as of the Effective Date provided the Company shall have delivered on such date fully executed versions of the Warrant, the opinion(s) of counsel and the Registration Rights Agreement and any other documents required to be delivered pursuant to the terms of this Agreement and shall have agreed by such date to the final form of Exhibits to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.


CRIPPLE CREEK SECURITIES, LLC            GRC INTERNATIONAL, INC.

By:                                      By:
   --------------------------               -------------------------
   Name:                                    Name:
   Title:                                   Title: